SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                       CLEMENTE STRATEGIC VALUE FUND, INC.
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     5)  Total fee paid:

     --------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     --------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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





                 PRELIMINARY PROXY MATERIAL FOR THE INFORMATION
                 OF THE SECURITIES AND EXCHANGE COMMISSION ONLY


                       CLEMENTE STRATEGIC VALUE FUND, INC.
                              575 Lexington Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 19, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Clemente Strategic Value Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on Thursday, April 19, 2001 at 11:30 a.m. for the following purposes:

     1. To elect two Class I Directors until the year 2002 Annual Meeting, two Class II Directors until the 2003 Annual Meeting and two Class III Directors, until the 2004 Annual Meeting (Proposal 1);

     2. To ratify a new investment management agreement between Cornerstone Advisors, Inc. and the Fund (Proposal 2);

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001 (Proposal
         3); and

     4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         A copy of the Fund's annual report to stockholders accompanies this proxy material. Semi-annual reports may be ordered free of charge to stockholders by writing to the Fund at c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, or by telephone at (____) ___________.

                       By Order of the Board of Directors
                           Thomas R. Westle, Secretary

Dated:   February 26, 2001

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                                            VALID SIGNATURE

(1)  ABC Corp.................................ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp.................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer..................John Doe
(4)  ABC Corp. Profit Sharing Plan............John Doe, Trustee

TRUST ACCOUNTS

(1)  ABC Trust................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78..........................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA............John B. Smith
(2)  John B. Smith............................John B. Smith, Jr., Executor

                       CLEMENTE STRATEGIC VALUE FUND, INC.
                              575 Lexington Avenue
                            NEW YORK, NEW YORK 10022
                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 19, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clemente Strategic Value Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on Thursday, April 19, 2001, at 11:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about February 28, 2001.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Director, FOR the ratification of the investment management agreement between Cornerstone Advisors, Inc. and the Fund, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2001.

         In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of Common Stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes are shares held in the name of the broker or nominee for which an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, PFPC Inc., the administrator to the Fund (the "Administrator"), or Shareholder Communications Corporation ("SCC"), a proxy solicitation firm that has been retained by the Fund.

         The agreement between SCC and the Fund provides for SCC to provide general solicitation services to the Fund at an estimated cost of $6,000, plus expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's Common Stock.

         Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on February 14, 2001 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on February 14, 2001 was ________. The Fund is a closed-end, management investment company.

         A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT ACCOMPANIES THIS PROXY MATERIAL AND COPIES OF ITS SEMI-ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY WRITING TO THE FUND, AT C/O PFPC, INC. 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809, OR BY TELEPHONE AT (___) _________. THIS REPORT IS NOT TO BE REGARDED AS PROXY-SOLICITING MATERIAL.

         This Proxy Statement is first being mailed to stockholders on or about February 28, 2001.

                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS


         At its January 26, 2001, Board meeting (the "Special Meeting"), the Board of Directors of the Fund amended Article III, Section 3.02 of the Fund's By-laws (the "Amendment") pursuant to Article Sixth of the Fund's Articles of Incorporation and Section 2-109 of the Maryland General Corporation Law. The Amendment staggers the terms of the Fund's Board of Directors. The Board of Directors now is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2002 Annual Meeting or thereafter until their successors are duly elected and qualified; two Class II Directors to hold office until the year 2003 Annual Meeting or thereafter until their successors are duly elected and qualified; and two Class III Directors to hold office until the year 2004 Annual Meeting or thereafter until their successors are duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

         On January 26, 2001, Mr. William A. Clark, a Director since 2000, announced his intention to resign from the Board of Directors and on January 31, 2001, Mr. Clark submitted his letter of resignation as a Director and as Secretary and Treasurer of the Fund. The Board of Directors then elected Mr. Edwin Meese III to complete Mr. Clarks term of office. At the January 26, 2001 Board Meeting, the Board of Directors nominated Messrs. Edwin Meese III and Ralph W. Bradshaw as Class I Directors, Messrs. Thomas H. Lenagh and Scott B. Rogers as Class II Directors, and Messrs. Andrew A. Strauss and Glenn W. Wilcox, Sr. as Class III Directors.

         At the Meeting, stockholders will be asked to vote for the election of Messrs. Edwin Meese III and Ralph A. Bradshaw as Class I Directors to serve until the year 2002 Annual Meeting or thereafter until a successor is duly elected and qualified, to vote for the election of Messrs. Thomas H. Lenagh and Scott B. Rogers as Class II Directors to serve until the year 2003 Annual Meeting or thereafter until each of their successors is duly elected and qualified, and to vote for the election of Messrs. Andrew A. Strauss and Glenn
W. Wilcox, Sr. as Class III Directors to serve until the year 2004 Annual Meeting or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Edwin Meese III, Ralph W. Bradshaw, Thomas H. Lenagh, Scott B. Rogers, Andrew Strauss, and Glenn W. Wilcox, Sr. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the ages and principal occupations of each of the nominees for election as Class II and Class III Directors, and the number of shares of Common Stock of the Fund beneficially owned by each of them, directly or indirectly:

                                    NOMINEES

Class I Directors to serve until the Year 2002 Annual Meeting of Stockholders:



                            Position with                                                         Shares of Common Stock
                            the Fund Since                                                          Beneficially Owned
                                                                 Principal Occupation            Directly or Indirectly on
           Nominees                            Age              Over the Last 5 Years               February 14, 2001*
------------------------------------------- ----------- --------------------------------------- ----------------------------

Edwin Meese III                  2001           68      Distinguished   Fellow,  The  Heritage              -0-
Heritage Foundation                                     Foundation,      Washington      D.C.;
214 Massachusetts Ave NE                                Distinguished  Visiting  Fellow at the
Washington, DC 20002                                    Hoover      Institution,      Stanford
                                                        University;
                                                        Distinguished
                                                        Senior Fellow at
                                                        the Institute of
                                                        United States
                                                        Studies, University
                                                        of London; Formerly
                                                        U.S. Attorney
                                                        General under
                                                        President Ronald
                                                        Reagan; Chairman of
                                                        the Domestic Policy
                                                        Council and the
                                                        National Drug
                                                        Policy Board and a
                                                        member of the
                                                        National Security
                                                        Council; Director
                                                        of Cornerstone
                                                        Strategic Return
                                                        Fund, Inc. and
                                                        Nominee for
                                                        Director of
                                                        Progressive Return
                                                        Fund, Inc.

Ralph W. Bradshaw**              1998           50      Chairman  of the  Board  of  Directors            600***
One West Pack Square                                    and President of the Fund;  President,
Suite 750                                               Director    and     shareholder     of
Asheville, NC 28801                                     Cornerstone Advisors,  Inc.; Financial
                                                        Consultant;    Vice   President   Deep
                                                        Discount Advisers,  Inc.  (1993-1999);
                                                        Director  of the Austria  Fund,  Inc.,
                                                        Cornerstone   Strategic   Value  Fund,
                                                        Inc. and Progressive Return Fund, Inc.


Class II Directors to serve until the Year 2003 Annual Meeting of Stockholders:


                            Position with                                                         Shares of Common Stock
                            the Fund Since                                                          Beneficially Owned
                                                                 Principal Occupation            Directly or Indirectly on
           Nominees                            Age              Over the Last 5 Years               February 14, 2001*
------------------------------------------- ----------- --------------------------------------- ----------------------------

                                     1987           78      Chairman  of the Board of Inrad  Corp.;             1,000
Thomas H. Lenagh                                            Independent      Financial     Adviser;
Gintel Equity Management                                    Director   of   Gintel   Fund,    Adams
Greenwich Office Park #6                                    Express and  Petroleum  and  Resources,
Greenwich, CT 06831                                         ASD  Group,  ICN   Pharmaceuticals  and
                                                            V-Band  Corp.,  Nominee for Director of
                                                            Progressive   Return  Fund,   Inc.  and
                                                            Cornerstone Strategic Return Fund, Inc.

Scott B. Rogers                      2000           44      Chief  Executive   Officer,   Asheville           2,500***
30 Cumberland Avenue                                        Buncombe Community  Christian Ministry;
Asheville, NC 28801                                         President,   ABCCM   Doctor's   Medical
                                                            Clinic;     Director,      Southeastern
                                                            Jurisdiction      Urban     Networkers;
                                                            Director, A-B Vision Board;  Appointee,
                                                            NC Governor's  Commission on Welfare to
                                                            Work;  Chairman,  Recycling  Unlimited;
                                                            Director,           Interdenominational
                                                            Ministerial     Alliance;      Director
                                                            Cornerstone   Strategic   Return  Fund,
                                                            Inc. and Progressive Return Fund, Inc.


Class III Directors  to serve until the Year 2004 Annual Meeting of Stockholders


                            Position with                                                         Shares of Common Stock
                            the Fund Since                                                          Beneficially Owned
                                                                 Principal Occupation            Directly or Indirectly on
           Nominees                            Age              Over the Last 5 Years               February 14, 2001*
------------------------------------------- ----------- --------------------------------------- ----------------------------


Andrew A. Strauss                    2000           45      Attorney  and senior  member of Strauss           10,700***
77 Central Avenue                                           &    Associates,    P.A.,    attorneys,
Suite F                                                     Asheville,  N.C.; previous President of
Asheville, NC 28801                                         White Knight  Healthcare,  Inc. and LMV
                                                            Leasing,    Inc.,    a   wholly   owned
                                                            subsidiary      of     Xerox     Credit
                                                            Corporation;  Director  of  Cornerstone
                                                            Strategic   Return   Fund,   Inc.   and
                                                            Progressive Return Fund.

Glenn W. Wilcox, Sr.                 2000           69      Chairman   of  the   Board   and  Chief
One West Pack Square                                        Executive   Officer  of  Wilcox  Travel
Suite 1700                                                  Agency; Director,  Champion Industries,
Asheville, NC 28803                                         Inc.; Chairman, Tower Associates,  Inc.
                                                            (a real  estate  venture);  Member  and
                                                            Vice  Chairman,   the  Board  of  First
                                                            Union National Bank;  Board Trustee and
                                                            Vice   Chairman,    Appalachian   State
                                                            University;     Board    Trustee    and
                                                            Director,  Mars Hill College;  Director
                                                            of  Cornerstone  Strategic  Return Fund
                                                            Inc. and  Progressive Return Fund, Inc.

----------------------------

* Each director has sole voting and investment power with respect to the listed shares.

**       Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act").

*** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Nominees.


         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2000, to each Director of the Fund. Certain of the Directors received compensation for serving as a Director of Cornerstone Strategic Return Fund, Inc., which was also advised by Clemente Capital, Inc. during the year ended December 31, 2000. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                                        Aggregate         Total Compensation
                                                    Compensation From      From Other Funds
     Name of Director          Director Since         Fund for 2000       Advised by Clemente    Total Compensation
Ralph W. Bradshaw                   1998                 10,500$                  $0                   $1,750
Glenn W. Wilcox, Sr.                2000                   $0                     $0                     $0
Scott B. Rogers                     2000                   $0                     $0                     $0
Andrew A. Strauss                   2000                   $0                     $0                     $0
Thomas H. Lenagh                    1987                 10,000                   $0                     $0
Edwin Meese III                     2001                  ----                    $0                     $0


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's Common Stock, and the Fund's investment adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and their respective directors and officers have complied with applicable filing requirements during the year ended December 31, 2000.

REQUIRED VOTE

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes will be considered votes cast, and will affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. EDWIN MEESE III AND RALPH W. BRADSHAW AS CLASS I DIRECTORS OF THE FUND, MESSRS. THOMAS H. LENAGH AND SCOTT B. ROGERS AS CLASS II DIRECTORS OF THE FUND AND MESSRS. ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS CLASS III DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

               CONSIDERATION OF THE RATIFICATION OF THE INVESTMENT
                     MANAGEMENT AGREEMENT BETWEEN THE FUND
                         AND CORNERSTONE ADVISORS, INC.

         Clemente Capital, Inc. ("Clemente Capital") currently serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund, as amended and restated May 1, 2000 (the "Clemente Agreement"). Wilmington Trust Company currently serves as the Fund's Sub-Adviser pursuant to a sub-advisory agreement dated May 29, 1997, as amended and restated May 1, 2000 (the "WTC Agreement"). At a meeting held on January 26, 2001, the Board of Directors terminated each of the Clemente Agreement and the WTC Agreement effective March 31, 2001. In connection with the termination of the Fund's advisory relationship with Clemente Capital, Leopoldo M. Clemente, who is affiliated with Clemente Capital, will no longer serve as President of the Fund, effective March 31, 2001.

         The Board of Directors unanimously approved a new investment management agreement (the "Cornerstone Agreement") at a meeting of the Board of Directors duly held on February 9, 2001 and hereby submits the Cornerstone Agreement to the stockholders for their consideration and ratification. Cornerstone Advisors, Inc. ("Cornerstone Advisors"), which has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801, provides investment management services to closed-end investment companies. Cornerstone Advisors is a recently organized investment adviser being registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, that has no previous operating history. It is intended, subject to stockholder ratification at each of their 2001 Annual Meetings of Stockholders, that Cornerstone Advisors will also act as the investment adviser to Cornerstone Strategic Return Fund, Inc. and Progressive Return Fund, Inc. Messrs. Ralph W. Bradshaw and Gary A. Bentz are the stockholders of Cornerstone Advisors and Mr. Bradshaw will serve as the Fund's portfolio manager assuming the Cornerstone Agreement is ratified by stockholders at the Meeting. A copy of the proposed Cornerstone Agreement is attached hereto as Appendix A.

         The Board's decision to terminate the Clemente Agreement and adopt the Cornerstone Agreement is, in part, intended to create a family of closed-end funds including but not necessarily limited to the Fund, Progressive Return Fund, Inc. and Clemente Strategic Value Fund, Inc. It is the intention of the Board of Directors to create a family of closed-end funds utilizing the same investment adviser, subject to stockholder ratification of this proposal.

         The Board of Directors recommends that the stockholders ratify the Cornerstone Agreement, entered into as of April 1, 2001, with Cornerstone Advisors. The Cornerstone Agreement will become effective and the advisory fee will become payable retroactive to April 1, 2001, subject to ratification by the Fund's stockholders at the Meeting.

NAME CHANGE

         As a result of the termination of the Fund's advisory relationship with Clemente Capital, it is necessary that the Fund change its name. Therefore, in connection with its approval of the Cornerstone Agreement, the Board of Directors unanimously approved the change of the Fund's name to the "Cornerstone Strategic Value Fund, Inc." The name change does not change the Fund's fundamental investment objective, which may only be changed by stockholder vote. Accordingly, the Board of Directors believes that, subject to stockholder ratification of the Cornerstone Agreement, changing the name of the Fund to the "Cornerstone Strategic Value Fund, Inc." is necessary and appropriate and in the best interests of the Fund and its stockholders.

COMPARISON OF THE CLEMENTE AGREEMENT WITH THE WTC AGREEMENT AND THE CORNERSTONE AGREEMENT

         The Clemente Agreement together with the WTC Agreement are substantially identical to the Cornerstone Agreement with respect to the scope of the services provided by Clemente Capital, Inc. together with Wilmington Trust Company and the scope of services to be provided by Cornerstone Advisors to the Fund, but are substantially different with respect to the amount of compensation to be paid for such services. The following description of the Cornerstone Agreement is qualified in its entirety by reference to the copy of the Cornerstone Agreement attached hereto and made a part hereof as Appendix A.

SERVICES TO BE PERFORMED

         Pursuant to the Cornerstone Agreement, Cornerstone Advisors conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Cornerstone Advisors provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Cornerstone Advisors also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Cornerstone Advisors pays the salaries and fees of all officers of the Fund who are affiliated with Cornerstone Advisors.

EXPENSES

         The Cornerstone Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Cornerstone Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. Cornerstone Advisors has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period April 1, 2001 through December 31, 2001.

LIMITATION OF LIABILITY

         The Cornerstone Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), Cornerstone Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Cornerstone Agreement provides that the Fund, under certain circumstances, will indemnify Cornerstone Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

DURATION AND TERMINATION

         The Cornerstone Agreement will have an initial term beginning April 1, 2001 and ending March 31, 2003, subject to stockholder ratification, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Cornerstone Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Cornerstone Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by Cornerstone Advisors.

ADVISORY FEES

         Under the Clemente Agreement, the fee payable to Clemente Capital in consideration of services performed is considered an adjustable performance fee, which may be adjusted pursuant to a comparative formula based upon the Fund's performance and the performance of the S&P 500 Index ("S&P Index"). Annually, Clemente Capital was entitled to receive a basic fee of one (1%) percent, which could (i) increase from one (1%) percent to a maximum of two (2%) percent, or conversely, (ii) decrease from one (1%) percent to a minimum of zero (0.00%) percent depending upon the comparative formula. If the Fund outperformed the S&P Index by exactly five (5%) percent, then Clemente Capital would earn the one (1%) percent Basic Fee. If the Fund outperformed the S&P Index by at least fifteen (15%) percent, then Clemente Capital would earn a two (2%) percent fee. However, if the Fund under performed the S&P Index, then Clemente Capital would earn a fee less than one (1%) percent. Under the WTC Agreement, Wilmington Trust Company was entitled to a sub-advisory fee paid by Clemente Capital and not the Fund equal to twenty-five (25%) percent of the fees received by Clemente Capital. During the period January 1, 2000 through December 31, 2000, the aggregate amount of fees paid by the Fund to Clemente Capital, under the Clemente Agreement was $__________ or (___%). The amount of fees paid by Clemente Capital to Wilmington Trust Company during the same period was $_____________ or (____%).

         Pursuant to the Cornerstone Agreement, the Fund will pay Cornerstone Advisors a monthly flat fee at an annual rate of one (1.00%) percent of the Fund's average weekly net assets for the investment management and research services provided by Cornerstone Advisors. There is no performance component in the Cornerstone Agreement's advisory fee. The approximate net assets of the Fund on December 31, 2000 were $________(____) million. Pursuant to the Cornerstone Agreement, the management fees began to accrue as of April 1, 2001, however, the payment of such management fees is subject to stockholder ratification of the Cornerstone Agreement.

         In considering the change in fee structure between the Clemente Agreement and the Cornerstone Agreement, the Board determined that a flat fee structure, rather than the earned performance fee structure set forth under the Clemente Agreement, was better suited for the Fund's current investments in United States securities.

EVALUATION BY THE BOARD OF DIRECTORS

         The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Cornerstone Agreement or its affiliates, has approved the Cornerstone Agreement for the Fund and recommends that stockholders of the Fund ratify such agreement. The Board's deliberations and approval occurred at the Director's meeting held on February 9, 2001. The Cornerstone Agreement is effective as of April 1, 2001, subject to stockholder ratification. If the stockholders do not ratify the Cornerstone Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Cornerstone Agreement to the stockholders for their consideration and ratification or consider alternative sources from which to obtain investment management and research services for the Fund.

         In approving the Cornerstone Agreement and determining to submit it to stockholders for their ratification, the Board of Directors has sought to obtain high quality and specialized management and advisory services. The Board of Directors of the Fund believes that the Cornerstone Agreement will enable the Fund to obtain high quality services at costs which it deems appropriate and reasonable and that approval of the Cornerstone Agreement is in the best interests of the Fund and its stockholders.

         In approving the Cornerstone Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to be provided by Cornerstone Advisors to the Fund and the fact that the Clemente Agreement together with the WTC Agreement and the Cornerstone Agreement, including the terms relating to the services to be performed thereunder by Cornerstone Advisors, are substantially identical. Based upon its review of the above factors, the Board of Directors of the Fund concluded that the Cornerstone Agreement is in the best interests of the Fund and its stockholders.

REQUIRED VOTE

         As provided by the 1940 Act, approval of the Cornerstone Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

         THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CORNERSTONE ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE RATIFICATION OF THE CORNERSTONE AGREEMENT.


                                 PROPOSAL NO. 3

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

         By vote of the Board of Directors, including the vote of the Directors who are not "interested persons" as that term is defined in the 1940 Act, the Board has selected the firm of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001. Such selection is being submitted to the stockholders for ratification. The engagement of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent accountants from its inception through December 31, 2000.

         The Fund's independent accountants are to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities Exchange Commission, including the examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and will be considered votes cast for the foregoing purpose.

         THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.


                                 AUDIT COMMITTEE


         The Fund's Audit Committee is currently composed of Messrs. Lenagh and Wilcox. The principal functions of the Audit Committee includes but is not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might want to make in connection thereto. The Audit Committee convened twice during the fiscal year ended December 31, 2000.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001. A copy of the charter, as adopted by the Board of Directors of the Fund, is included in this Proxy Statement as Appendix
B. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP, as the Fund's independent accountants.

         The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("Other Fees").

--------------- ------------------------------------------ --------------------
  AUDIT FEES       FINANCIAL INFORMATION SYSTEMS DESIGN          OTHER FEES
--------------- ------------------------------------------ --------------------
  $50,000
--------------- ------------------------------------------ --------------------

         The Fund has no nominating or compensation committees.

         Each Director attended at least seventy-five (75%) percent or more of the aggregate number of the Board and committee meetings held during the period for which he was a Director.

AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with the Fund's Administrator and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with the Administrator and the Fund's independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence.

         Based upon the Audit Committee's discussion with the Administrator and the independent accountants and the Audit Committee's review of the representations of the Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                                      Respectfully submitted,

                                                      Thomas H. Lenagh
                                                      Glenn W. Wilcox, Sr.

             INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER
                                AND ADMINISTRATOR


THE PROPOSED INVESTMENT ADVISER

         Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's proposed investment adviser, has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801. Ralph W. Bradshaw owns fifty (50%) percent of the common stock of Cornerstone Advisors and is a Director of the Fund. Gary A. Bentz, who is the Vice President and Treasurer of the Fund, also owns fifty (50%) percent of the common stock of Cornerstone Advisors. Cornerstone Advisors is a newly organized registered investment adviser, that has no previous operating history.

THE INVESTMENT ADVISER

         Clemente Capital, Inc., the Fund's current investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr., President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company; and Irving L. Gartenberg, Esq., general counsel to the Adviser. Mrs. Clemente owns approximately sixty (60%) percent of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017. Wilmington Trust Company owns twenty-four (24%) percent of the outstanding Common Stock of the Adviser.

THE SUB-ADVISER

         Wilmington Trust Company is a Delaware bank and trust company with principal offices at 1100 North Market Street, Wilmington, Delaware 19890. Wilmington Trust Company is a wholly-owned subsidiary of Wilmington Trust Corporation, 1100 North Market Street, Wilmington, Delaware 19890.

THE ADMINISTRATOR

         PFPC, Inc., whose address is 400 bellevue Parkway, Wilmington, DE 19809, acts as the administrator of the Fund.

         At the February 9, 2001 Meeting of the Board of Directors, the Board approved a new Administration Agreement with Bear Stearns Funds Management, Inc. effective on or about May 1, 2001. The Board also approved a new Custodian Agreement with Custodial Trust Company, an affiliate of Bear Stearns Funds Management, Inc. on or about effective May 1, 2001.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS


         The following table sets forth the beneficial ownership of shares of the Fund, at ______________, 2001, by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:


NAME AND ADDRESS OF BENEFICIAL OWNER          SHARES OF COMMON STOCK           % OF FUND'S OUTSTANDING
                                                BENEFICIALLY OWNED,          SHARES BENEFICIALLY OWNED,
                                              DIRECTLY OR INDIRECTLY           DIRECTLY OR INDIRECTLY

Deep Discount Advisors, Inc.(1)                        702,080                        16.3%
One West Pack Square
Suite 777
Asheville, NC  28801

Ron Olin Investment(1)                                 801,100                        18.5%
Management Company
One West Pack Square
Suite 777
Asheville, NC  28801

Karpus Investment Management, Inc.(2)                  368,015                         7.39%
14 Tobey Village Office Park
Pittsford, NY 14534

---------------

(1) Based solely upon information presented in Schedule 13G, dated February 12, 2001, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company.

(2) Based solely on information presented in Schedule 13D, dated February 7, 2001, filed by Karpus Investment Management, Inc.

     The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities as of February 12, 2001 was 1,871,195 shares, representing 42.19% of the Fund.


In addition, on February 14, 2001, Cede & Co., a nominee for participants in the Depository Trust Company, held of record ___________ shares of the Fund, equal to approximately ____% of the outstanding shares of the Fund.

                                 OTHER BUSINESS


         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2002, must be received by the Fund addressed to Clemente Strategic Value Fund, Inc. c/o Bear Stearns Management, Inc., 575 Lexington Avenue, New York, New York 10022 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2002 Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Management, Inc., 575 Lexington Avenue, New York, New York 10022 no earlier than one hundred eighty (180) days (approximately December 18, 2001) and no later than sixty (60) days (approximately February 1, 2002) before the date of the Meeting of Stockholders which will be scheduled to be held in April 2002 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.


                                             Clemente Strategic Value Fund, Inc.

                                             Thomas R. Westle
                                             Secretary

Dated:   February 26, 2001

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEEING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVEOPE.

                               FORM OF PROXY CARD

                       CLEMENTE STRATEGIC VALUE FUND, INC.

         The undersigned stockholder of Clemente Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Thomas R. Westle and Frank J. Maresca, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Thursday, April 19, 2001 at 11:30 A.M., New York time, at the offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of two Class I Directors, two Class II Directors and two Class III Directors, (b) the ratification of a new investment management agreement between Cornerstone Advisors, Inc. and the Fund, (c) the ratification of the selection by the Board of Directors of the Fund's independent accountants, and (d) the consideration and vote of such other matters as may properly come before the Meeting or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Meeting.


--------------------------------------------------------------------------------


   THIS PROXY IS SOLICITED ON BEHALF OF CLEMENTE STRATEGIC VALUE FUND, INC.'S
            BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                 April 19, 2001

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:


 --------
    X
 --------

1.   To elect the Directors:
     Class I Directors:               FOR              WITHHELD      ABSTAIN

     Edwin Meese III                  [ ]                [ ]           [ ]
     Ralph W. Bradshaw                [ ]                [ ]           [ ]

     Class II Directors:              FOR              WITHHELD      ABSTAIN

     Thomas H. Lenagh                 [ ]                [ ]           [ ]
     Scott B. Rogers                  [ ]                [ ]           [ ]

     Class III Directors:             FOR              WITHHELD      ABSTAIN

     Andrew A. Strauss                [ ]                [ ]           [ ]

2. To ratify a new investment management agreement between Cornerstone Advisors, Inc. and the Fund:

                                      FOR              WITHHELD      ABSTAIN
                                      [ ]                [ ]           [ ]

3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001:

                                      FOR              WITHHELD      ABSTAIN
                                      [ ]                [ ]           [ ]

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the annual meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the annual meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

                           PROXY STATEMENT APPENDIX A

                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of April 1, 2001 between CLEMENTE STRATEGIC VALUE FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and CORNERSTONE ADVISORS, INC., a corporation duly organized under the laws of North Carolina (herein referred to as the "Investment Manager").

         1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations; and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

         2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

         Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and

Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and interested directors of the Fund who are not affiliated with the Investment Manager, the Administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

         3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

         4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by
Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

         5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of one (1.00%) percent of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

         6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

         7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to other and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

         8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

         9. DURATION AND TERMINATION. This Agreement shall have an intial term beginning April 1, 2001 and ending on March 31, 2003, subject to stockholder ratification, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

                  Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

         10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below:

                  IF TO THE FUND:
                  --------------

                  CLEMENTE STRATEGIC VALUE FUND, INC.
                  c/o Cornerstone Advisors, Inc.
                  One West Pack Square
                  Suite 750
                  Asheville, North Carolina 28801
                  Attention:        Mr. Ralph W. Bradshaw
                  Telephone No.:    (828) 255-4833
                  Fax No.:          (828) 210-8183

                  IF TO THE INVESTMENT MANAGER:
                  ----------------------------

                  CORNERSTONE ADVISORS, INC
                  One West Pack Square
                  Suite 750
                  Asheville, North Carolina 28801
                  Attention:        Mr. Gary A. Bentz
                  Telephone No.:    (828) 255-4831
                  Fax No.:          (828) 210-8183

or to such other address as to which the recipient shall have informed the other party in writing.

                  Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.


                                            CLEMENTE STRATEGIC VALUE FUND, INC.



                                            By:  /S/ RALPH W. BRADSHAW
                                               ---------------------------------
                                            Name:    Ralph W. Bradshaw
                                            Title:   Chairman of the Board




                                            CORNERSTONE ADVISORS, INC



                                            By:  /S/ GARY A. BENTZ
                                               ---------------------------------
                                            Name:    Gary A. Bentz
                                            Title:   Vice President

                           PROXY STATEMENT APPENDIX B

                             AUDIT COMMITTEE CHARTER


                       CLEMENTE STRATEGIC VALUE FUND, INC.


ORGANIZATION

         The members of the Audit Committee of the Board of Directors ("Directors") of Clemente Strategic Value Fund, Inc., a closed-end registered investment company (the "Fund") are selected by the full Board of Directors. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. In the event that the Fund currently has less than three members on its Audit Committee it must have three members not later than June 14, 2001.

STATEMENT OF POLICY

         The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

         The Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision making. Members of the Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for the Fund. Open communication with management and the independent auditors is essential.

         This Charter shall be reviewed annually by the Board of the Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

         In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

-- The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

-- The Audit Committee members are responsible for a general understanding of the Fund's accounting systems and controls.

-- Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

-- The Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

-- The Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee, shall meet no less frequently than annually and receive information (as necessary) from, among others, the Fund's investment advisor or its counsel and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of affecting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

-- The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

-- In reviewing the activities of the independent auditors, the Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

-- The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

-- The Fund's Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

EFFECTIVE DATE

         This Audit Committee Charter shall be effective as of June 1, 2000. The Audit Committee Charter was reapproved by the Fund's Board of Directors on February 9, 2001.